UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 8, 2016, Viking Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC (“Maxim”), as sole book-running manager and representative of the underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which, among other things, the Company agreed to issue and sell to the Underwriters, and the Underwriters agreed to purchase from the Company, in an underwritten public offering (the “Offering”), an aggregate of 7,500,000 shares of the Company’s common stock (the “Common Stock”), together with warrants to purchase up to an aggregate of 7,500,000 shares of Common Stock (each, a “Warrant” and, collectively, the “Warrants”), at a public offering price of $1.25 per share of Common Stock and related Warrant. A Warrant to purchase one share of Common Stock will be issued for every one share of Common Stock sold in the Offering.

Upon the closing of the Offering, the Company will enter into a Warrant Agreement (the “Warrant Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”), pursuant to which the Company will engage AST to act as transfer agent with respect to the Warrants. In accordance with the terms of the Warrant Agreement, the Warrants will have an exercise price of $1.50 per share of Common Stock, will be immediately exercisable upon issuance and will expire on the five-year anniversary of the original issuance date. The Warrants are expected to begin trading on the Nasdaq Capital Market on April 8, 2016 under the ticker symbol “VKTXW”.

The shares of Common Stock and Warrants are being offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-208182), as amended (as so amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 7, 2016.  Under the terms of the Underwriting Agreement, the Company granted to the Underwriters an option, exercisable in whole or in part at any time (but not more than once) for a period of 45 days from the date of the closing of the Offering, to purchase up to an additional 1,125,000 shares of Common Stock and/or Warrants to purchase up to an additional 1,125,000 shares of Common Stock at a public offering price of $1.24 per share of Common Stock and $0.01 per Warrant to purchase one share of Common Stock to cover over-allotments, if any.

Net proceeds from the Offering are expected to be approximately $8.1 million (excluding any sale of shares of Common Stock and/or Warrants pursuant to the over-allotment option granted to the Underwriters), after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The purchase and sale of the Common Stock and Warrants, and the closing of the Offering, is expected to take place on or about April 13, 2016, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s directors and executive officers and certain of the Company’s principal stockholders have entered into “lock-up” agreements with the Underwriters that generally prohibit, without the prior written consent of Maxim, the sale, transfer or other disposition of securities of the Company for a period ending 90 days following April 8, 2016. The Company also agreed to pay the Underwriters’ expenses relating to the Offering, including, without limitation, any fees and expenses of the Underwriters’ counsel, up to a maximum of $75,000.

 The foregoing descriptions of the Underwriting Agreement, the Warrant Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Underwriting Agreement and the Warrant Agreement, including the Form of Warrant Certificate to be issued by the Company in the Offering, which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Underwriting Agreement and the Warrant Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and the Warrant Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement and the Warrant Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and the Warrant Agreement, respectively, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, market conditions, and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 8.01. Other Events.

On April 8, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement, dated as of April 8, 2016, by and between Viking Therapeutics, Inc. and Maxim Group LLC.

4.1

Form of Warrant Agreement, by and between Viking Therapeutics, Inc. and American Stock Transfer & Trust Company, LLC, including the Form of Warrant Certificate to be issued by Viking Therapeutics, Inc. in the Offering.

99.1	Press Release, dated April 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.
Date: April 8, 2016	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D. President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 8, 2016, by and between Viking Therapeutics, Inc. and Maxim Group LLC.

4.1

Form of Warrant Agreement, by and between Viking Therapeutics, Inc. and American Stock Transfer & Trust Company, LLC, including the Form of Warrant Certificate to be issued by Viking Therapeutics, Inc. in the Offering.

99.1	Press Release, dated April 8, 2016.